UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2006

Theater Xtreme Entertainment
Group, Inc.
_________________________________
(Exact name of Registrant as specified in its charter)

Florida	000-26845	65-0913583
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Corporate Boulevard, Suites E &F, Newark, Delaware	19702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(302) 455-1334

_________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
◘ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◘ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◘ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◘ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2006, the Registrant entered into the material agreements described under Item 3.02 below which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On October 23, 2006, the Registrant entered into a Securities Purchase Agreement with two accredited investors (the “Investors”) for the purchase of (i) $500,000 in non-convertible 10% debentures (the “Debentures”) and (ii) warrants (the “Warrants”) to purchase 400,000 shares of the Registrant’s common stock (the “Financing”). The Financing provided Registrant with aggregate sales proceeds of $500,000. The Registrant anticipates that the proceeds of the Financing net of transaction expenses will be used for general corporate purposes.

The Debentures mature on the earlier of November 13, 2007 and the date that the Registrant shall have received net proceeds from debt and/or equity financings of at least $2,000,000. The Debentures bear interest at 10% per annum. Interest in the Debentures runs from the original commitment date, October 13, 2006.

The Warrants have an exercise price of $1.00 per share. The Warrants are subject to a full ratchet price protection for the five-year life of the Warrants.

The Registrant and the Investors also entered into a Registration Rights Agreement whereby the Registrant is required to file a non-exclusive registration statement covering the common stock underlying the Warrants within 45 days after the closing. If the registration statement is not filed within 45 days from the date of closing, the Registrant is required to pay damages to the Investors. In addition, in the event the registration statement is not declared effective by the Securities and Exchange Commission with 120 days of the closing (150 days in the event of comments received from the Securities and Exchange Commission) the Registrant is required to pay damages to the Investors.

Each officer and director of the Registrant also entered into a 90-day lock-up agreement with the Investors.

The Financing was made in reliance on an exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933.

The Registrant will pay a finder's fee to Carlin Capital Management, LLC of $40,000 and warrants to purchase 40,000 shares at $1.00 per share.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document

10.1	Securities Purchase Agreement dated October 23, 2006, by and among Theater Xtreme Entertainment Group, Inc. and the investors named on the signature pages thereto.

10.2	Form of Non-Convertible 10% Debenture

10.3	Form of Common Stock Purchase Warrant

10.4	Form of Registration Rights Agreement

10.5	Form of Lock-up Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Theater Xtreme Entertainment Group, Inc. (Registrant)

October 24, 2006	By:	/s/ James J. Vincenzo
	Name:	James J. Vincenzo
	Title:	Chief Financial Officer